UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2014

CYTORI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3020 Callan Road San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 458-0900

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Effective September 4, 2014, Cytori Therapeutics, Inc. (the “Company”) and 13 holders of warrants dated June 4, 2014 (the “Warrants”) to purchase a total of 4,032,389 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), issued in a private offering on June 4, 2014 agreed to amend the Warrants in order to reduce the exercise price from $3.00 per share to $1.00 per share and change the expiration date from June 4, 2019 to September 10, 2014 (the “Amended Expiration Date”) pursuant to an Amendment to Warrant to Purchase Common Stock (the “Amendment”).  The Company anticipates receiving proceeds of approximately $4 million from exercise of the Warrants.

In addition, the Amendment provides that, upon each holder’s exercise of all shares for cash prior to the Amended Expiration Date, the Company will issue a new warrant for the same number of shares to holder (the “Additional Warrant”).  The Additional Warrants will have an exercise price of $2.00 per share, will be exercisable on the date that is six months and one day from the date of issuance and will expire five years from the date of issuance.  The Additional Warrants also contain a cashless exercise feature.  Neither the Additional Warrant nor the shares to be issued upon exercise thereof are registered for sale or resale under the Securities Act of 1933, as amended (the “Securities Act”), and have been or will be issued in reliance on an exemption from registration under the Securities Act pursuant to Section 4(2) thereof based on the offering of such securities to one investor and the lack of any general solicitation or advertising in connection with such issuance.  The Additional Warrants require the Company to use commercially reasonable efforts within 60 days after the date of issuance to prepare and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 covering the resale of the shares underlying the Additional Warrants. The foregoing description of the Amendment and the Additional Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of each document. Copies of the form of Amendment and the form of Additional Warrant are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02                      Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety.

Item 9.01                       Financial Statements and Exhibits.

(d)     Exhibits.

4.1	Form of Amendment to Warrant to Purchase Common Stock.

4.2	Form of Warrant to Purchase Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

September 8, 2014	By:	/s/ Marc H. Hedrick
Name: Marc H. Hedrick
Title: President and Chief Executive Officer

EXHIBIT INDEX

4.1	Form of Amendment to Warrant to Purchase Common Stock.
4.2	Form of Warrant to Purchase Common Stock.